EXHIBIT 10.13

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is made and entered into effective as of January 2, 2024 (the “Amendment Effective Date”) by and between STORE Capital LLC, a Delaware limited liability company (the “Company”), and Craig Barnett (the “Executive”).

WHEREAS, the Executive and the Company entered into that certain Employment Agreement dated as of February 3, 2023 (the “Agreement”); and

WHEREAS, the parties hereto now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Capitalized Terms. Capitalized terms that are used herein but not defined in this Amendment shall have the meaning specified in the Agreement.
2.
Amendment. Effective as of the Amendment Effective Date, the Agreement is hereby amended as follows:
a)
Each reference to “Executive Vice President of Underwriting and Portfolio Management” in Section 1(a), Section 1(b) and Section 7(c)(i) of the Agreement shall be replaced with “Executive Vice President – Credit & Real Estate Underwriting.”
3.
Except as specifically modified or superseded by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.
4.
This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

EXECUTIVE:

_/s/ Craig Barnett_____________________

Craig Barnett

COMPANY:

STORE CAPITAL LLC

By: _/s/ Mary Fedewa___________________

Name: Mary Fedewa

EXHIBIT 10.13

Title: President and Chief Executive Officer